

freshpet

pets. people. planet

# Q3 2020 Earnings Report

November 2, 2020

# Forward Looking Statements & Non-GAAP Measures

**Forward-Looking Statements**

Certain statements in this presentation constitute "forward-looking" statements, which include any statements related to the novel coronavirus ("COVID-19"), the Freshpet Kitchens Expansion, and the Company's general operating and economic environment. These statements are based on management's current opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results. These forward-looking statements are only predictions, not historical fact, and involve certain risks and uncertainties, as well as assumptions. Actual results, levels of activity, performance, achievements and events could differ materially from those stated, anticipated or implied by such forward-looking statements. While Freshpet believes that its assumptions are reasonable, it is very difficult to predict the impact of known factors, and, of course, it is impossible to anticipate all factors that could affect actual results. There are many risks and uncertainties that could cause actual results to differ materially from forward-looking statements made herein including, most prominently, the risks discussed under the heading "Risk Factors" in the Company's latest annual report on Form 10-K and quarterly reports on Form 10-Q filed with the Securities and Exchange Commission. Such forward-looking statements are made only as of the date of this presentation. Freshpet undertakes no obligation to publicly update or revise any forward-looking statement because of new information, future events or otherwise, except as otherwise required by law. If we do update one or more forward-looking statements, no inference should be made that we will make additional updates with respect to those or other forward-looking statements.

**Non-GAAP Measures**

Freshpet uses certain non-GAAP financial measures, including EBITDA, Adjusted EBITDA, Adjusted EBITDA as a % of net sales, Adjusted Gross Profit, Adjusted Gross Profit as a % of net sales (Adjusted Gross Margin), Adjusted SG&A and Adjusted SG&A as a % of net sales. These non-GAAP financial measures should be considered as supplements to GAAP reported measures, should not be considered replacements for, or superior to, GAAP measures and may not be comparable to similarly named measures used by other companies.

Freshpet defines EBITDA as net income (loss) plus interest expense, income tax expense and depreciation and amortization expense, and Adjusted EBITDA as EBITDA plus gain (loss) on disposal of equipment, plant start-up expenses, non-cash share-based compensation, launch expense, fees related to equity offerings, COVID-19 expenses, and fees associated with due diligence of new enterprise resource planning ("ERP") software.

freshpet

# Forward Looking Statements & Non-GAAP Measures (cont.)

Freshpet defines Adjusted Gross Profit as gross profit before depreciation expense, plant start-up costs, COVID-19 expenses and non-cash share-based compensation, and Adjusted SG&A as SG&A expenses before depreciation and amortization expense, non-cash share-based compensation, launch expense, gain (loss) on disposal of equipment, fees related to equity offerings, and fees associated with due diligence of new ERP software..

Management believes that the non-GAAP financial measures are meaningful to investors because they provide a view of the Company with respect to ongoing operating results. Non-GAAP financial measures are shown as supplemental disclosures in this presentation because they are widely used by the investment community for analysis and comparative evaluation. They also provide additional metrics to evaluate the Company's operations and, when considered with both the Company's GAAP results and the reconciliation to the most comparable GAAP measures, provide a more complete understanding of the Company's business than could be obtained absent this disclosure. Adjusted EBITDA is also an important component of internal budgeting and setting management compensation. The non-GAAP measures are not and should not be considered an alternative to the most comparable GAAP measures or any other figure calculated in accordance with GAAP, or as an indicator of operating performance. The Company's calculation of the non-GAAP financial measures may differ from methods used by other companies. Management believes that the non-GAAP measures are important to an understanding of the Company's overall operating results in the periods presented. The non-GAAP financial measures are not recognized in accordance with GAAP and should not be viewed as an alternative to GAAP measures of performance.

Certain of these measures present the company's guidance for fiscal year 2020, for which the Company has not yet completed its internal or external audit procedures. The Company does not provide guidance for the most directly comparable GAAP measure and similarly cannot provide a reconciliation to such measure without unreasonable effort due to the unavailability of reliable estimates for certain items. These items are not within the Company's control and may vary greatly between periods and could significantly impact future financial results.

freshpet

10 million meals donated since 2007


freshpet
pets. people. planet.
KEEP REFRIGERATED
PET FOOD
17055

## Strong consumption leveled off due to capacity limits

Nielsen Mega-Channel consumption vs. YA thru 10/24/20:

- Q3: +40%
- Latest week: +39%
- YTD: +31%



Nielsen Mega-Channel Consumption
+39% vs. YA
11,000,000
10,500,000
10,000,000
9,500,000
9,000,000
8,500,000
8,000,000
7,500,000
7,000,000
6,500,000
6,000,000
1/4/2020
2/4/2020
3/4/2020
4/4/2020
5/4/2020
6/4/2020
7/4/2020
8/4/2020
9/4/2020
10/4/2020

Source: Nielsen Mega-Channel Data thru 10/24/20

freshpet

# Growth rate peaked in low 40's; out-of-stocks hurting growth rate

Continuous media on air May-October capitalized on lower media rates and higher viewership and drove strong growth



Nielsen Mega-Channel Consumption Growth
(Index vs. YA)
170.0%
160.0%
150.0%
140.0%
130.0%
120.0%
110.0%
100.0%
1/4/2020
2/4/2020
3/4/2020
4/4/2020
5/4/2020
6/4/2020
7/4/2020
8/4/2020
9/4/2020
10/4/2020
+28.8% vs. YA
Latest week: +39% vs. YA
Guidance = >30%

Source: Nielsen Mega-Channel Data thru 10/24/20

freshpet

# Q3 2020: Strong growth and leverage from scale

10 of last 11 quarters >25% net sales growth



Freshpet Net Sales & Adj. EBITDA Performance
$90.0
$80.0
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$20.0
$15.0
$10.0
$5.0
$0.0
$65.3
+28%
$12.0
+78%
$84.2
+29%
$17.0
+42%
Q3 2019
Q3 2020
$3.1
$3.5
Net Sales ($ millions)
Adj. EBITDA ($ millions)
Net Income (Loss) ($ millions)

freshpet

# YTD 2020: Strong performance despite the COVID crisis

We anticipate delivering positive net income in 2020 for the first time



Freshpet Net Sales & Adj. EBITDA Performance
$220.0
$170.0
$120.0
$70.0
$20.0
$40.0
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
$180.1
+27%
$16.0
+44%
$234.3
+30%
$34.0
+113%
YTD 2019
YTD 2020
($6.0)
$0.1
Net Sales ($ millions)
Adj. EBITDA ($ millions)
Net Income (Loss) ($ millions)

freshpet

# Strong consumption growth prior to reaching capacity limits late in Q3

YTD consumption growth of 31%



$ % Chg YA
ACV % Chg
$

Source: Nielsen Mega-Channel Data thru 10/3/20

freshpet

# Q3 2020: Strong and balanced growth across all classes of trade

2nd Fridges delivered strong improvement in Big Box Pet consumption growth


Q3 2020 Nielsen Consumption Growth
40%
42%
40%
32%
Mega-Channel
XAOC
Food
Big Box Pet

Source: Nielsen Q3 consumption data thru 10/3/20

freshpet

# Q3: Consumption grew faster than net sales as we drew down trade inventory due to capacity limitations

Capacity limits resulted in ~$7-8 million of net sales lost which will be recaptured in Q4 and Q1 2021



Q3 2020 Consumption to Net Sales Reconciliation
40%
-3%
-9%
1%
29%
Consumption Growth
Base Year Trade Re-Fill
Q3 Short Shipments
Less Spoils in Q3 2020
Total

Source: Nielsen Q3 consumption data thru 10/3/20 and company estimates

freshpet

# YTD: Strong, consistent performance despite capacity limits

On track for strongest year of growth since 2015


YTD Consumption to Net Sales Reconciliation
31%
1%
-3%
1%
30%
Consumption Growth
Q4 2019 Short Shipments
Q3 2020 Short Shipments
Less Spoils
Total

Source: Nielsen YTD consumption data thru 10/3/20 and company estimates

freshpet

# Freshpet consistently outperforming the category during the post-COVID period

Retailers recognize that Freshpet has dramatically outperformed the category in the post-COVID period



$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
Freshpet Weekly Dollars (000)
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
Wet+Dry Dog Food Weekly Dollars (000)
01/04/20
01/25/20
02/15/20
03/07/20
03/28/20
04/18/20
05/09/20
05/30/20
06/20/20
07/11/20
08/01/20
08/22/20
09/12/20
10/03/20
Freshpet Total RFG
Dog Food Wet&Dry (wo Freshpet)

Source: Nielsen Mega-Channel Data thru 10/3/20

freshpet

# Freshpet's growth significantly outperformed the category

Freshpet consumption grew >35 pts. faster than the balance of the category in all classes of trade in Q3



Nielsen Consumption Growth vs. YA
Wet & Dry Dog Food Category (w/o Freshpet)
Freshpet
50
40
30
20
10
0
-10
-2.3 -2.8 -1.0 -1.0
-3.6 -3.8 -1.9 -3.1
-0.9 0.6 1.1 -4.7
38.7 39.2 36.1 36.1
40.2 41.6 40.1 32.4
30.1 33.4 33.5 12.9
Latest 4 wks
Latest 13 wks
Latest 52 wks
Latest 4 wks
Latest 13 wks
Latest 52 wks
Total Mega-Channel
Total US xAOC
Total US Food
Pet Specialty

Source: Nielsen Data thru 10/3/20

# Consistently building market share across all classes of trade

Out-of-stocks limited growth in the last 4 weeks of Q3



Freshpet $ Share of Wet & Dry Dog
10.3
5.9
4.9
2.6
10.5
5.9
5.0
2.6
10.0
5.6
4.7
2.4
8.8
4.9
4.1
2.1
4wk
13wk
26wk
52wk
Freshpet Share of Wet + Dry Dog
Total US Food
Total US xAOC
Mega-Channel
Pet Superstore

Source: Nielsen Data thru 10/3/20

freshpet

# Category growth skewing towards more premium brands

Pet food category – particularly premium brands – have performed well in previous economic downturns



Nielsen Mega-Channel Consumption Trends
340,000,000
290,000,000
240,000,000
190,000,000
140,000,000
90,000,000
4 W/E 01/26/19
4 W/E 02/23/19
4 W/E 03/23/19
4 W/E 04/20/19
4 W/E 05/18/19
4 W/E 06/15/19
4 W/E 07/13/19
4 W/E 08/10/19
4 W/E 09/07/19
4 W/E 10/05/19
4 W/E 11/02/19
4 W/E 11/30/19
4 W/E 12/28/19
4 W/E 01/25/20
4 W/E 02/22/20
4 W/E 03/21/20
4 W/E 04/18/20
4 W/E 05/16/20
4 W/E 06/13/20
4 W/E 07/11/20
4 W/E 08/08/20
4 W/E 09/05/20
4 W/E 10/03/20
Latest 4 Weeks vs. YA
+1%
+4%
+2%
-19%
PL/Value Dog Brands
Premium Dog Brands
Super Prem Dog Brands
Ultra Prem Dog Brands

freshpet

# Store count growth limited by COVID-19 related retail disruption

Q3: 251 net new stores



24,000
22,000
20,000
18,000
16,000
14,000
12,000
10,000
10,826
+28%
13,387
+24%
15,015
+12%
16,609
+11%
18,004
+8%
19,499
+8%
21,570
+11%
22,371
+8%
2013
2014
2015
2016
2017
2018
2019
2020

*Source: Internal company data; all periods are ending 12/31 except 2020 which is quarter end 9/30/20 compared to YA*

freshpet

# Retail disruptions reduced new Fridge placements, but upgrades and 2nd Fridge placements accelerated

Upgrades and 2nd Fridges are increasingly becoming a significant enabler of growth



Store Count
20,779
22,371
Q3 2019
Q3 2020



Net New Stores
365
251
1280
801
Qtr. Increase
YTD Increase
Q3 2019
Q3 2020



Fridge Upgrades
1,342
2,226
537
635
Cumulative
YTD Increase
Q3 2019
Q3 2020



Second Fridges
778
2,151
407
1,344
Cumulative
YTD Increase
Q3 2019
Q3 2020

*Source: Internal company data*

freshpet

# Distribution gains slowed during COVID-19 crisis due to retailers' operating challenges

Added 251 net new stores in Q3 – now totaling 22,371



Freshpet % ACV
COVID Crisis
56.0
54.0
52.0
50.0
48.0
46.0
44.0
42.0
44.8
45.0
45.2
45.4
45.6
45.6
45.6
45.9
46.2
47.2
47.8
48.1
48.4
48.8
49.2
49.6
49.7
50.0
50.9
52.3
52.7
53.3
54.4
54.4
54.5
54.7
54.9
55.0
55.1
55.3
4 W/E 07/14/18
4 W/E 08/18/18
4 W/E 09/08/18
4 W/E 10/06/18
4 W/E 11/03/18
4 W/E 12/01/18
4 W/E 12/29/18
4 W/E 01/26/19
4 W/E 02/23/19
4 W/E 03/23/19
4 W/E 04/20/19
4 W/E 05/18/19
4 W/E 06/15/19
4 W/E 07/13/19
4 W/E 08/10/19
4 W/E 09/07/19
4 W/E 10/05/19
4 W/E 11/02/19
4 W/E 11/30/19
4 W/E 12/28/19
4 W/E 01/25/20
4 W/E 02/22/20
4 W/E 03/21/20
4 W/E 04/18/20
4 W/E 05/16/20
4 W/E 06/13/20
4 W/E 07/11/20
4 W/E 08/08/20
4 W/E 09/05/20
4 W/E 10/03/20

*Source: Nielsen Mega-Channel Data thru 10/3/20*

freshpet

# Rapid velocity growth behind continuous media

Q3 velocity gains ($/$ million ACV): +29% vs. YA



Freshpet Velocity
$ / $MM ACV
460
469
479
490
497
498
508
516
514
508
507
514
535
549
557
560
568
575
572
573
584
587
582
561
576
596
702
528
576
630
701
738
748
743
4 W/E 03/24/18
4 W/E 04/21/18
4 W/E 05/19/18
4 W/E 06/16/18
4 W/E 07/14/18
4 W/E 08/18/18
4 W/E 09/08/18
4 W/E 10/06/18
4 W/E 11/03/18
4 W/E 12/01/18
4 W/E 12/29/18
4 W/E 01/26/19
4 W/E 02/23/19
4 W/E 03/23/19
4 W/E 04/20/19
4 W/E 05/18/19
4 W/E 06/15/19
4 W/E 07/13/19
4 W/E 08/10/19
4 W/E 09/07/19
4 W/E 10/05/19
4 W/E 11/02/19
4 W/E 11/30/19
4 W/E 12/28/19
4 W/E 01/25/20
4 W/E 02/22/20
4 W/E 03/21/20
4 W/E 04/18/20
4 W/E 05/16/20
4 W/E 06/13/20
4 W/E 07/11/20
4 W/E 08/08/20
4 W/E 09/05/20
4 W/E 10/03/20

*Source: Nielsen Mega-Channel Data thru 10/3/20*

# Strong TDP growth limited by capacity constraints

TDP growth = +21% in July due to upgraded and 2nd Fridges before capacity limits created out-of-stocks



Freshpet Total Distribution Points (TDP's)
Nielsen Mega-Channel
Capacity driven out-of-stocks
COVID out-of-stocks
840.0
820.0
800.0
780.0
760.0
740.0
720.0
700.0
680.0
733
748
758
758
761
761
762
763
772
782
802
796
712
709
708
705
722
734
744
757
773
776
785
806
809
813
822
814
819
825
829
831
832
830
822
811
802
800
791
792
1 W/E 01/04/20
1 W/E 01/11/20
1 W/E 01/18/20
1 W/E 01/25/20
1 W/E 02/01/20
1 W/E 02/08/20
1 W/E 02/15/20
1 W/E 02/22/20
1 W/E 02/29/20
1 W/E 03/07/20
1 W/E 03/14/20
1 W/E 03/21/20
1 W/E 03/28/20
1 W/E 04/04/20
1 W/E 04/11/20
1 W/E 04/18/20
1 W/E 04/25/20
1 W/E 05/02/20
1 W/E 05/09/20
1 W/E 05/16/20
1 W/E 05/23/20
1 W/E 05/30/20
1 W/E 06/06/20
1 W/E 06/13/20
1 W/E 06/20/20
1 W/E 06/27/20
1 W/E 07/04/20
1 W/E 07/11/20
1 W/E 07/18/20
1 W/E 07/25/20
1 W/E 08/01/20
1 W/E 08/08/20
1 W/E 08/15/20
1 W/E 08/22/20
1 W/E 08/29/20
1 W/E 09/05/20
1 W/E 09/12/20
1 W/E 09/19/20
1 W/E 09/26/20
1 W/E 10/03/20

*Source: Nielsen Mega-Channel Data thru 10/3/20*

freshpet

# Better than anticipated media response drove out-of-stocks late in Q3

With Kitchens 2.0 now producing, we will catch up on supply in Q4 and Q1 2021



Freshpet Availability Consumer Comments
OOS - Out of Stock/Can't Find
WTB - Where to Buy

*Source: Internal company data; Consumer contacts via e-mail, letter and phone*

freshpet

# Q3 2020 e-commerce sales +188% vs. YA

5.1% of Freshpet sales in Q3 2020 were e-commerce



Find Freshpet Near You
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Buy Online
Remember to check your favorite local retailer for additional online and curbside pickup options!

instacart
SHIPT



10%
Online Fresh Delivery
34%
Last Mile Delivery
56%
Click & Collect

amazonfresh
freshdirect. Peapod

Kroger ClickList
Walmart Pickup-Grocery
Fresh from Home

>85% of e-commerce sales go through a Freshpet Fridge in Q3

*Source: Internal company data*

freshpet

# Strong penetration growth despite capacity limits and out-of-stocks

More than doubled Core Dog HH penetration in 3 years



Freshpet Penetration Growth
% of HH's
2.75
2.25
1.75
1.25
0.75
1.77
+15%
1.15
+14%
2.02
+14%
1.44
+25%
2.45
+21%
1.89
+32%
3.02
+23%
2.41
+27%
2017
2018
2019
2020
Total Penetration (%)
Core Dog Penetration (%)
Total Penetration Trendline
Core Dog Penetration Trendline

*Source: Nielsen HH Panel for the periods ending early October 2017, 2018, 2019, 2020*

freshpet

# On pace for our 5 x 2025 HH penetration goal

Added 725K incremental users in the past year


Progress Towards 2025 HH Penetration Goal
8.0
3.8
Current HH Penetration
2025 Target HH Penetration

*Source: Nielsen HH Panel for the period ending October 3, 2020*

freshpet

Attractive demographics for franchise longevity

# Post-COVID new buyers skew young, urban, ethnic and unmarried


Freshpet Post-COVID New Buyers
(Index vs. Share of Pre-COVID Buyers)
284
210
108
73
47
Gen Z [> 1996]
Millennials [1982-1995]
Gen X [1965-1981]
Boomers [1945-1964]
Seniors [< 1945]


Freshpet Post-COVID New Buyers
(Index vs. Share of Pre-COVID Buyers)
90
109
235
81
56
White/Caucasian
Black or African American
Hispanic/Latino
Asian
Other


Freshpet Post-COVID New Buyers
(Index vs. Share of Pre-COVID Buyers)
79
187
127
57
155
174
Married
Living with partner
Separated
Widower
Divorced
Never married


Freshpet Post-COVID New Buyers
(Index vs. Share of Pre-COVID Buyers)
104
81
131
Rural
Suburban
Urban

*Source: Numerator Custom New Buyer Analysis*

# Buying rate growth continues

5% growth in core dog buying rate



Freshpet Buying Rate
$140.00
$130.00
$120.00
$110.00
$100.00
$90.00
$80.00
$70.00
$60.00
$93.59
+2%
$122.20
+6%
$103.52
+11%
$126.87
+4%
$107.95
+4%
$125.70
-1%
$113.48
+5%
$130.18
+4%
2017
2018
2019
2020
Total Buying Rate
Core Dog Buying Rate

Source: Nielsen HH Panel for the period ending early October 2017, 2018, 2019, 2020 and company internal data

# Consistent gross margin performance

Q3 Adj. Gross Margin impacted by higher beef prices and a favorable mix shift to rolls


Q3 2020 Adj. Gross Margin Progress
49.8%
49.3%
Q3 2019
Q3 2020


YTD Adj. Gross Margin Progress
49.5%
49.3%
2019
2020

47.0% 43.5% 46.6% 43.7%

Gross Margin (GAAP)

freshpet

# Generating significant leverage in Adj. SG&A (excluding media)

Q3 media investment was +30% vs YA; moved 90 bps of YTD media to Q4 to manage capacity limits


Adj. SG&A Leverage Progress
Q3 2020
31.4%
24.6%
Media:
6.8%
29.1%
22.2%
Media:
6.9%
Q3 2019
Q3 2020
Adj. SG&A % Excluding Media
Total Adj. SG&A %


YTD Adj. SG&A Leverage Progress
(Sept. 30)
40.7%
25.4%
Media:
15.3%
34.8%
22.9%
Media:
11.9%
YTD 2019
YTD 2020
Adj. SG&A % Excluding Media
Total Adj. SG&A %

41.8% 39.1% 49.5% 43.2%

SG&A (GAAP)

# Capacity addition projects are on track

Target is to have adequate installed capacity one year ahead of demand

To meet demand, we have completed the following capacity expansion projects

- ✓ **Rolls line 24/7:** In January, we took our second roll line to 24/7 production. This line will be out of capacity by Q1 of 2021.
- ✓ **Kitchens South:** In February, we started up a small piece-size/small bag size line in a partner's facility (using our equipment). This capacity has consistently met demand.
- ✓ **Kitchens South – Second Shift:** We started up a second shift at Kitchens South. In combination with the first shift, that site now has capacity for $50 million of net sales.
- ✓ **Kitchens 2.0:** Started up the bag line on 9/29/20 and began producing saleable product by the end of October. Will begin producing meaningful quantities in November and December. Roll line will start-up by January 2021. Once fully operational, we will have total installed capacity for ~$590 million of net sales.

It will take us a few months to re-fill trade inventory. We expect to be fully caught up by mid-Q1 2021 and should have ample capacity to support aggressive growth from that point forward.

- ✓ **Kitchens South – Second Line:** We have begun building preparation to install a second line. Target is to have the line running by late-2021 – adding $50 million in capacity
- ✓ **Ennis, TX Kitchens 3.0:** Construction began in August. We now have 7 engineers on-site and numerous partners. Expect to start-up in mid-2022.

freshpet

# Kitchens 2.0 started up in September and began producing saleable product in October

Installed capacity is now $590 million in net sales when fully staffed



# Reiterating 2020 Net Sales and Adj. EBITDA Guidance

See assumptions on next page

| $ in Millions | Guidance | Growth vs YA |
|---|---|---|
| Net Sales | >$320 | +30% |
| Adjusted EBITDA | >$46 | +58% |

**Updated Commentary:**

- **Volume cadence:** Extremely strong consumption in Q3 led to short shipments that drained $7- 8 million of net sales from trade inventory. Will recapture those net sales during Q4 2020 and Q1 2021 as Kitchens 2.0 ramps up production.
- **Advertising investment:** Pushed some advertising back from Q3 to Q4 in the US due to capacity limits in Q3 and added Q4 media in the UK. Still expect 65/35 first half/second half split.
- **Gross margin:** Q3 adj. gross margin helped by mix shift to rolls due to capacity limits on bags. Will reverse in Q4 as Kitchens 2.0 ramps up. Beef cost inflation could drop adj. gross margin slightly below 49% in Q4.
- **Add Backs**: COVID-19 related costs moderated in Q3; anticipate <$4 million in total costs for the year.

freshpet

On track to deliver guidance

# Progress Against Guidance Assumptions

**Our guidance considers the following factors. We believe we have made reasonable assumptions about each factor. However, the external environment is very dynamic, so we want investors to understand the basis for our guidance:**

- Supply: We do not encounter any significant supply interruptions – either upstream from us or in our facilities. *To date, we have only had production interruptions due to absenteeism. Good planning and preparation avoided upstream interruptions.*
- Costs: The costs that we incur to manage the COVID-19 crisis total $4 million and are concentrated in Q2 and Q3. *Likely to be <$4 million.*
- Media Effectiveness: The effectiveness of our media investment is not adversely impacted by the changing consumer environment. *Media returns greatly exceeded YA.*
- Shopping Behavior: The presence of significant restrictions on shopping in stores doesn't prevent reasonable consumption and replenishment patterns similar to what we have seen historically. *No significant impact yet this year.*
- Retailer Activity: Retailers resume a significant portion of their fridge placements and new item distribution in Q3. *On track-- added 251 net new stores in Q3 and significant upgrades and second fridges.*
- Customer Credit: We have no major customer credit issues as a result of the COVID-19 crisis. *No issues anticipated at this time.*

This is not an all-inclusive list. For that, please consult the Risks section of our latest SEC filings.

✓ = To date, market conditions and business performance are expected to match the assumption to the best of our knowledge

freshpet

# COVID-19 Team Member safety & reward plan is working

>500,000 man-hours with no evidence of the virus being spread in our facilities

**Wellness check:**
Third-party nurse

**Deep cleaning:**
Expert "deep cleaning" of Kitchens' break/ meeting areas

**Social distancing:**
6ft/2M
Tripled size of break / meeting areas

**Masks Required:**
Required use by all team members

**Air filtration:**
Increased air filtration and system upgrades

**Staggered Shifts:**
To avoid a concentration of team members

**Personal Sanitation:**
At doors and in meeting room sanitation

**Suspended absenteeism policy:**
To encourage people to stay home if needed. Reinstated on 7/1/20.

**Quarantine with pay:**
Followed or exceeded all CDC and FDA guidelines

**Quarterly incentive:**
Quarterly incentive based on Q1 & Q2 performance on quality, safety, productivity

**Incremental cash bonus:**
$500 after tax bonus for all Kitchens' team members in April

**Safety & Continuity Stock Grants:**
Stock grants to frontline employees who are critical to protecting our team and ensuring continued operations

**Restaurant gift cards:**
$50 gift cards to local restaurants 2x month, helping the community and our team

**Gift baskets to teams families:**
Game / movie night + stay safe initiatives + masks for family + bulk food

freshpet

Current estimate of COVID-19 related costs:

$4 million

# Committed to protecting our employees and continuing to nourish our pets

- Protecting our employees
  - 3rd party medical staff performing health checks on employees
  - Increased deep cleanings
  - Increased sanitizing and social distancing cost
  - Providing employees with mandatory personal protective equipment

---

- Increased COVID-19 related compensation cost
  - Additional direct compensation to employees
  - Increased absenteeism and need for incremental staffing

---

- Costs to protect supply chain
  - Temporary cost of bringing on additional ingredient and packaging suppliers in case of disruption at current vendors

**These cost are temporary in nature. These cost will be added back to the Company's Net Income to Adjusted EBITDA reconciliation.**

freshpet

# “Feed the Growth” is working

Accelerated growth rate and capturing scale benefits


Advertising & Innovation
Expand HH Penetration
Increase Velocity
Expand Visibility & Availability
Expand Capacity
Leverage Scale in COGS & SG&A
Drive Efficiencies
freshpet
2 BY 025
FEED THE GROWTH

freshpet®

# 2 BY 25

# FEED THE GROWTH

freshpet

# Appendix

**RECONCILIATION BETWEEN GROSS PROFIT AND ADJUSTED GROSS PROFIT**

| | Three Months Ended September 30, | | Nine Months Ended September 30, | |
|---|---|---|---|---|
| | 2020 | 2019 | 2020 | 2019 |
| | (Dollars in thousands) | | | |
| Gross Profit | $ 36,654 | $ 30,706 | $ 102,377 | $ 83,948 |
| Depreciation expense | 2,129 | 1,599 | 6,422 | 4,754 |
| Plant start-up expense (a) | 1,828 | — | 3,020 | — |
| Non-cash share-based compensation | 484 | 174 | 1,425 | 508 |
| COVID-19 expense (b) | 395 | — | 2,157 | — |
| **Adjusted Gross Profit** | **$ 41,490** | **$ 32,479** | **$ 115,402** | **$ 89,210** |
| Adjusted Gross Profit as a % of Net Sales | 49.3% | 49.8% | 49.3% | 49.5% |

(a) Represents additional operating costs incurred in connection with the start-up of our new manufacturing lines as part of the Freshpet Kitchens expansion projects.

(b) Represents COVID-19 expenses including (i) costs incurred to protect the health and safety of our employees during the COVID-19 pandemic, (ii) temporary increased compensation expense to ensure continued operations during the pandemic, and (iii) costs related to mitigate potential supply chain disruptions during the pandemic, included in cost of goods sold.

freshpet

## RECONCILIATION BETWEEN SG&A EXPENSES AND ADJUSTED SG&A EXPENSES

| | Three Months Ended September 30, 2020 | Three Months Ended September 30, 2019 | Nine Months Ended September 30, 2020 | Nine Months Ended September 30, 2019 |
|---|---|---|---|---|
| | (Dollars in thousands) | | | |
| SG&A expenses | $ 32,895 | $ 27,171 | $ 101,273 | $ 89,075 |
| Depreciation and amortization expense | 2,923 | 2,465 | 8,524 | 6,953 |
| Non-cash share-based compensation | 2,863 | 2,902 | 6,386 | 5,198 |
| Launch expense (a) | 760 | 1,264 | 2,403 | 3,335 |
| Loss on disposal of equipment | 1,265 | — | 1,301 | — |
| Equity offering expenses (b) | — | 50 | 58 | 349 |
| Enterprise Resource Planning (c) | 428 | — | 830 | — |
| COVID-19 expense (d) | 187 | — | 283 | — |
| **Adjusted SG&A Expenses** | **$ 24,468** | **$ 20,490** | **$ 81,488** | **$ 73,240** |
| Adjusted SG&A Expenses as a % of Net Sales | 29.1% | 31.4% | 34.8% | 40.7% |

(a) Represents new store marketing allowance of $1,000 for each store added to our distribution network, as well as the non-capitalized freight costs associated with Freshpet Fridge replacements. The expense enhances the overall marketing spend to support our growing distribution network.

(b) Represents fees associated with public offerings of our common stock.

(c) Represents implementation and other costs associated with the implementation of an ERP system.

(d) Represents COVID-19 expenses including (i) costs incurred to protect the health and safety of our employees during the COVID-19 pandemic, (ii) temporary increased compensation expense to ensure continued operations during the pandemic, and (iii) costs related to mitigate potential supply chain disruptions during the pandemic, included in SG&A.

## RECONCILIATION BETWEEN NET INCOME (LOSS) AND ADJUSTED EBITDA

| | Three Months Ended September 30, | | Nine Months Ended September 30, | |
|---|---|---|---|---|
| | 2020 | 2019 | 2020 | 2019 |
| | (Dollars in thousands) | | | |
| Net income (loss) | $ 3,547 | $ 3,067 | $ 110 | $ (6,016) |
| Depreciation and amortization | 5,052 | 4,064 | 14,946 | 11,707 |
| Interest expense | 216 | 310 | 999 | 689 |
| Income tax expense | 22 | 19 | 65 | 57 |
| **EBITDA** | **$ 8,837** | **$ 7,460** | **$ 16,120** | **$ 6,437** |
| Loss on disposal of equipment | 1,265 | 137 | 1,301 | 138 |
| Non-cash share-based compensation | 3,347 | 3,076 | 7,811 | 5,706 |
| Launch expense (a) | 760 | 1,264 | 2,403 | 3,335 |
| Plant start-up expenses (b) | 1,828 | — | 3,020 | — |
| Equity offering expenses (c) | — | 50 | 58 | 349 |
| Enterprise Resource Planning (d) | 428 | — | 830 | — |
| COVID-19 expense (e) | 582 | — | 2,440 | — |
| **Adjusted EBITDA** | **$ 17,048** | **$ 11,987** | **$ 33,983** | **$ 15,965** |
| Adjusted EBITDA as a % of Net Sales | 20.2% | 18.4% | 14.5% | 8.9% |

(a) Represents new store marketing allowance of $1,000 for each store added to our distribution network, as well as the non-capitalized freight costs associated with Freshpet Fridge replacements. The expense enhances the overall marketing spend to support our growing distribution network.
(b) Represents additional operating costs incurred in connection with the start-up of our new manufacturing lines as part of the Freshpet Kitchens expansion projects.
(c) Represents fees associated with public offerings of our common stock.
(d) Represents implementation and other costs associated with the implementation of an ERP system.
(e) Represents COVID-19 expenses including (i) costs incurred to protect the health and safety of our employees during the COVID-19 pandemic, (ii) temporary increased compensation expense to ensure continued operations during the pandemic, and (iii) costs related to mitigate potential supply chain disruptions during the pandemic.

freshpet